Exhibit 99.1

PRESS RELEASE

Contact: Matthew Sokol 203-573-2153

Chemtura Announces Preliminary Unaudited Financial Information on its Operating Performance for the Fourth Quarter and 2014 Calendar Year

PHILADELPHIA, PA – February 4, 2015 – Chemtura Corporation (NYSE / Euronext Paris: CHMT) (the “Company,” “Chemtura,” “We,” “Us” or “Our”) today announced preliminary unaudited net sales, operating income and Adjusted EBITDA for each reporting segment and the Company for the fourth quarter and year ended December 31, 2014, excluding the gain on the sale of our Chemtura AgroSolutions business and a fourth quarter loss on a pension settlement. To assist investors in understanding our remaining Company’s performance, we also provided adjustments to eliminate the activity of the Chemtura AgroSolutions (“CAS”) business and ongoing post-closing supply agreements with Platform Specialty Products Corporation (“Platform”), including direct costs incurred in the process to sell this business (collectively, the “CAS Adjustments”), for the calendar years 2014, 2013 and 2012 together with the four calendar quarters of 2014 and the comparative fourth quarter of 2013.

We are providing this preliminary unaudited financial information and the CAS Adjustments to facilitate our discussion of our operating performance trends and outlook at our Investor Day which is scheduled to be held at The Westin New York Grand Central, 212 East 42nd Street, New York from 1 to 5 p.m. on Thursday, February 5, 2015. Our actual financial results for the fourth quarter and year ended December 31, 2014 will include the gain on the sale of our Chemtura AgroSolutions business and a loss on a pension settlement that have not yet been finalized. As a result, our actual results will differ from the preliminary unaudited financial information described below. The preliminary unaudited financial information has been prepared by, and is the sole responsibility of, our management. Our independent registered public accountant, KPMG LLP, has not audited, reviewed, compiled or completed any procedures with respect to this preliminary unaudited financial information. We expect to release our fourth quarter 2014 operating results and file our Annual Report on Form 10-K for the period ended December 31, 2014 after the market closes on February 25, 2015.

Preliminary unaudited consolidated net sales of $467 million for the fourth quarter of 2014 were $77 million lower than the fourth quarter of 2013. Preliminary unaudited Adjusted EBITDA for the fourth quarter of 2014 of $44 million was $21 million lower than the fourth quarter of 2013. The sale of our Chemtura AgroSolutions business closed on November 3, 2014 which contributed to the reduction in net sales and Adjusted EBITDA from the fourth quarter of 2013 which included the results of the business for the full quarter compared to one month in the fourth quarter of 2014.

Adjusted EBITDA is a financial measure that is not calculated or presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Reconciliations of Adjusted EBITDA to the most directly comparable GAAP financial measure, operating income for each segment and the Company for the quarters ended December 31, 2014 and December 31, 2013, are provided in table 1 of this release.

Industrial Performance Products’ preliminary unaudited net sales of $234 million decreased $8 million compared to the fourth quarter of 2013. The segment’s preliminary unaudited Adjusted EBITDA of $33 million was the same as the fourth quarter of 2013. Industrial Engineered Products’ preliminary unaudited net sales of $184 million decreased $11 million compared to the fourth quarter of 2013. The segment’s preliminary unaudited Adjusted EBITDA of $11 million compared to $31 million in the fourth quarter of 2013. The tables to this release provide additional segment and consolidated preliminary unaudited financial and adjusted information.

Mr. Craig A. Rogerson, Chairman, President and CEO of Chemtura commented, “The fourth quarter has been a transitional quarter for Chemtura. We completed the sale of Chemtura AgroSolutions at the beginning of November and started the process of eliminating the stranded costs associated with that business. To assist investors in making comparisons, we have provided historical performance information adjusted to exclude the Chemtura AgroSolutions business and the expenses associated with its sale. On that basis, the Adjusted EBITDA for the Company of $41 million this quarter was $7 million lower than the fourth quarter of 2013 as the weaker performance from Industrial Engineered Products was partially offset by lower corporate expense. During the fourth quarter of 2014, we launched accelerated manufacturing and selling, general and administrative cost reduction initiatives that will start contributing to performance improvement in the first quarter of 2015 and are expected to deliver approximately $50 million in cost reductions for the full year of 2015 or annualized cost reductions of $62 million. We expect lower oil prices to reduce the cost of the raw materials we purchase and on balance to be a net benefit to Chemtura's profitability in 2015. We will discuss these cost reduction initiatives in more detail at our Investor Day.”

Industrial Engineered Products’ performance was significantly lower than the fourth quarter of 2013 reflecting the price and volume weakness in both bromine and organometallics we have seen in prior quarters of 2014. Compared to the third quarter of 2014, bromine prices were stable, but volume was down. Volume from electronics and insulation foam applications improved marginally, but this was offset by lower volume to flexible foam applications and the timing of clear brine fluid shipments and seasonal reductions from fumigant applications. We have not yet seen an impact on the demand for clear brine fluids used in oil and gas production applications due to the decline in oil prices nor a benefit in the cost of the raw materials we purchase. During the quarter, we recorded an inventory adjustment of $3 million primarily to reflect lower prices for HBCD. We were encouraged by increases in selling prices for bromine in Asia that were announced during the fourth quarter but they have not yet had a visible impact on our own performance.

Industrial Performance Products’ performance was in line with the fourth quarter of 2013 and slightly lower than the third quarter of 2014. Petroleum Additives sales volume compared to the prior year was lower due to customer year-end inventory management and constrained supply of certain raw materials. Urethanes sales volume was lower sequentially. Compared to the fourth quarter of 2013, selling prices were higher, more than offsetting the increase in raw material costs.

Both of our Industrial segments absorbed higher cost allocations during the quarter as a result of the reallocation of the stranded costs resulting from the sale of Chemtura AgroSolutions. These stranded costs across all segments in the quarter were approximately $3-4 million. This effect is expected to diminish as the stranded costs are eliminated in the first quarter of 2015.

General corporate expense, excluding the gain on sale of our Chemtura AgroSolutions business and a loss on pension settlement, declined significantly compared to the fourth quarter of 2013. The reduction was due to the elimination of the $6 million of stranded costs associated with the Consumer Products business, and $5 million due to the absence of expenses incurred in the process to sell the Chemtura AgroSolutions business. Expenses incurred in the fourth quarter of 2014 were charged directly to the gain on sale of the business that will be reported in our actual results for the quarter. The balance of the reduction reflects the timing and the lower 2014 quarterly “run rate” of Corporate expense.

We will discuss our performance trends and our anticipated improvement in profitability for 2015 at our Investor Day meeting. A detailed review of fourth quarter 2014 performance for the Company and its reporting segments will be released on February 25, 2015. We will respond to investor questions related to the details of our fourth quarter performance during our Fourth Quarter Earnings teleconference on Thursday, February 26, 2015.

The financial information included in this release is on a preliminary unaudited basis, GAAP basis, managed basis and managed basis adjusted for CAS. We present managed basis financial information as management uses this information internally to evaluate and direct the performance of our operations. The managed basis adjusted for CAS presentation provides a view of what our performance would have been if the Company had not owned the Chemtura AgroSolutions business for the historical periods presented, including direct costs incurred to sell this business The managed basis adjusted for CAS presentation does not present the benefit of the post-closing supply agreements with Platform nor does it reflect the impact of the stranded cost reductions that will occur following the divestiture of this business. Management believes that managed basis and managed basis adjusted for CAS financial information provides useful information to investors. A reconciliation of preliminary unaudited and GAAP basis to managed basis and managed basis adjusted for CAS financial information is provided in the schedules included in this release.

Chemtura AgroSolutions Business Divestiture

On November 3, 2014, we sold our Chemtura AgroSolutions business to Platform. Under the terms of the sale, we have retained most of the property, plant and equipment used to manufacture products for the Chemtura AgroSolutions business and will continue to manufacture products for Platform under several supply agreements and a tolling agreement (collectively, the “supply agreements”) with minimum terms of between two and four years. In alignment with the change in the nature of operations, we changed the name of this segment on a go forward basis to Agrochemical Manufacturing.

We evaluated the transaction and determined that it did not meet the criteria to be reported as a discontinued operation and, therefore, the results of our continuing operations for each of the periods included in this report includes the results of the Chemtura AgroSolutions business through the date of sale as well as the results associated with the Platform supply agreements from the date of sale through December 31, 2014. In order to assist investors in understanding our Company’s performance excluding the Chemtura AgroSolutions business, we have provided the CAS Adjustments to eliminate the activity of the Chemtura AgroSolutions business, Agrochemical Manufacturing segment, and direct costs incurred in the process to sell the Chemtura AgroSolutions business, for the periods presented. A reconciliation of preliminary unaudited or GAAP financial information to the managed basis adjusted for CAS financial information is provided in the schedules included in this release for the calendar years 2014, 2013 and 2012 together with the four calendar quarters of 2014 and the comparative fourth quarter of 2013.

Fourth Quarter Earnings Q&A Teleconference

We will host a teleconference to review our fourth quarter results at 9:00 a.m. (EST) on Thursday, February 26, 2015. Interested parties are asked to dial in approximately 10 minutes prior to the start time. The call-in number for U.S. based participants is (877) 494-3128 and for all other participants is (404) 665-9523. The conference ID code is 56358664.

Replay of the call will be available for thirty days, starting at 12 p.m. (EST) on Thursday, February 26, 2015. To access the replay, call toll-free (855) 859-2056, (800) 585-8367, or (404) 537-3406, and enter access code 56358664. An audio webcast of the call can be accessed via the link below during the time of the call:

http://edge.media-server.com/m/p/dzgiwgw8

Chemtura Corporation, with 2014 net sales of $2.2 billion , is a global manufacturer and marketer of specialty chemicals. Additional information concerning us is available at www.chemtura.com.

Managed Basis Financial Measures

The information presented in this press release and in the attached financial tables includes financial measures that are not calculated or presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Our managed basis financial measures consist of adjusted results of operations that exclude certain expenses, gains and losses that may not be indicative of our core operations. Excluded items include costs associated with facility closures, severance and related costs; gains and losses on the sale of businesses and assets; increased depreciation due to the change in useful life of assets; unusual and non-recurring settlements; accelerated recognition of asset retirement obligations: impairment charges; changes in our pension plans as a result of dispositions, merger or significant plan amendments; the release of cumulative translation adjustments upon the complete or substantial liquidation of any majority-owned entity and the recognition of the fair value, net of accretion, of any significant below-market contractual obligation. They also include the computation of Adjusted EBITDA. Reconciliations of these managed basis financial measures to their most directly comparable GAAP financial measures are provided in the attached financial tables. We believe that such managed basis financial measures provide useful information to investors and may assist them in evaluating our underlying performance and identifying operating trends. In addition, management uses these managed basis financial measures internally to allocate resources and evaluate the performance of our operations. While we believe that such measures are useful in evaluating our performance, investors should not consider them to be a substitute for financial measures prepared in accordance with GAAP. In addition, these managed basis financial measures may differ from similarly titled managed basis financial measures used by other companies and may not provide a comparable view of our performance relative to other companies in similar industries.

Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27(a) of the Securities Act of 1933, as amended and Section 21(e) of the Exchange Act of 1934, as amended. These forward-looking statements are identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions and include references to assumptions and relate to our future prospects, developments and business strategies.

Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to:

•	The cyclical nature of the global chemicals industry;
•	Increases in the price of raw materials or energy and our ability to recover cost increases through increased selling prices for our products;
•	Disruptions in the availability of raw materials or energy;
•	Our ability to implement our growth strategies in rapidly growing markets and faster growing regions;
•	Our ability to execute timely upon our portfolio management strategies and mid and long range business plans;
•	The successful separation of the Chemtura Agrosolutions business from the rest of our businesses;
•	Our ability to execute timely on our restructuring plan and achieve the expected cost reductions;
•	Declines in general economic conditions;
•	The ability to comply with product registration requirements of regulatory authorities, including the U.S. Food and Drug Administration (the “FDA”) and European Union Registration, Evaluation and Authorization of Chemicals (“REACh”) legislation;
•	Current and future litigation, governmental investigations, prosecutions and administrative claims;
•	Environmental, health and safety regulation matters;
•	Federal regulations aimed at increasing security at certain chemical production plants;
•	Significant international operations and interests;
•	Our ability to maintain adequate internal controls over financial reporting;
•	Exchange rate and other currency risks;
•	Our dependence upon a trained, dedicated sales force;
•	Operating risks at our production facilities;

•	Our ability to protect our patents or other intellectual property rights;
•	Whether our patents may provide full protection against competing manufacturers;
•	Our ability to remain technologically innovative and to offer improved products and services in a cost-effective manner;
•	Our ability to reduce the risks of cyber incidents and protect our information technology;
•	Our unfunded and underfunded defined benefit pension plans and post-retirement welfare benefit plans;
•	Risks associated with strategic acquisitions and divestitures;
•	Risks associated with possible climate change legislation, regulation and international accords;
•	The ability to support the carrying value of the goodwill and long-lived assets related to our businesses;
•	Whether we repurchase any additional shares of our common stock that our Board of Directors has authorized us to purchase and the terms on which any such repurchases are made; and
•	Other risks and uncertainties described in our filings with the Securities and Exchange Commission, including Item 1A, Risk Factors, in our Annual Report on Form 10-K.

These statements are based on our estimates and assumptions and on currently available information. Our forward-looking statements include information concerning possible or assumed future results of operations, and our actual results may differ significantly from the results discussed. Forward-looking information is intended to reflect opinions as of the date this press release was issued. We undertake no duty to update any forward-looking statements to conform the statements to actual results or changes in our operations.

CHEMTURA CORPORATION
Index of Schedules
Table
Preliminary, GAAP and Managed Basis
Segment Net Sales and Operating Income (Unaudited) - Quarters ended December 31, 2014 and 2013	1

Preliminary, GAAP and Managed Basis
Segment Net Sales and Operating Income (Unaudited) - Years ended December 31, 2014 and 2013	2

GAAP, Managed Basis and Managed Based Adjusted for CAS
Segment Net Sales and Operating Income (Unaudited) - Quarter ended December 31, 2013	3

GAAP, Managed Basis and Managed Based Adjusted for CAS
Segment Net Sales and Operating Income (Unaudited) - Quarter ended March 31, 2014	4

GAAP, Managed Basis and Managed Based Adjusted for CAS
Segment Net Sales and Operating Income (Unaudited) - Quarter ended June 30, 2014	5

GAAP, Managed Basis and Managed Based Adjusted for CAS
Segment Net Sales and Operating Income (Unaudited) - Quarter ended September 30, 2014	6

Preliminary, Managed Basis and Managed Basis Adjusted for CAS
Segment Net Sales and Operating Income (Unaudited) - Quarter ended December 31, 2014	7

Preliminary, Managed Basis and Managed Basis Adjusted for CAS
Segment Net Sales and Operating Income (Unaudited) - Year ended December 31, 2014	8

GAAP, Managed Basis and Managed Based Adjusted for CAS
Segment Net Sales and Operating Income (Unaudited) - Year ended December 31, 2013	9

GAAP, Managed Basis and Managed Based Adjusted for CAS
Segment Net Sales and Operating Income (Unaudited) - Year ended December 31, 2012	10

Table 1

CHEMTURA CORPORATION

Preliminary, GAAP and Managed Basis Segment Net Sales and Operating Income (Unaudited)

(In millions of dollars)

	Quarter ended December 31, 2014			Quarter ended December 31, 2013
		Managed Basis			Managed Basis
	Preliminary	Adjustments	Managed Basis	GAAP	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$234	$-	$234	$242	$-	$242
Industrial Engineered Products	184	-	184	195	-	195
Chemtura Agrosolutions	27	-	27	107	-	107
Agrochemical Manufacturing	22	(6)	16	-	-	-
Total net sales	$467	$(6)	$461	$544	$-	$544

OPERATING INCOME

Industrial Performance Products	$25	$-	$25	$25	$-	$25
Industrial Engineered Products	(1)	-	(1)	21	-	21
Chemtura Agrosolutions	2	-	2	19	-	19
Agrochemical Manufacturing	6	(6)	-	-	-	-
Segment operating income	32	(6)	26	65	-	65

General corporate expense, including amortization (1)	(11)	-	(11)	(27)	-	(27)
Facility closures, severance and related costs	(19)	19	-	(14)	14	-
Gain on sale of business (2)	-	-	-	-	-	-
Total operating income	$2	$13	$15	$24	$14	$38

Managed Basis Adjustments consist of the following:
Agrochemical Manufacturing supply agreements		$(6)			$-
Facility closures, severance and related costs		19			14
		$13			$14

DEPRECIATION AND AMORTIZATION
Industrial Performance Products	$8	$-	$8	$8	$-	$8
Industrial Engineered Products	12	-	12	10	-	10
Chemtura Agrosolutions	1	-	1	3	-	3
Agrochemical Manufacturing	-	-	-	-	-	-
General corporate expense	4	-	4	4	-	4
Total depreciation and amortization	$25	$-	$25	$25	$-	$25

NON-CASH STOCK-BASED COMPENSATION EXPENSE
Industrial Performance Products			$-			$-
Industrial Engineered Products			-			-
Chemtura Agrosolutions			-			-
General corporate expense			4			2
Total non-cash stock-based compensation expense			$4			$2

Adjusted EBITDA by Segment:
Industrial Performance Products			$33			$33
Industrial Engineered Products			11			31
Chemtura Agrosolutions			3			22
Agrochemical Manufacturing			-			-
General corporate expense			(3)			(21)
Adjusted EBITDA			$44			$65

(1)	Excludes a pension settlement charge which will be included in our final actual results.
(2)	Excludes the gain on the sale of our Chemtura AgroSolutions business which will be included in our final actual results.

Table 2

CHEMTURA CORPORATION

Preliminary, GAAP and Managed Basis Segment Net Sales and Operating Income (Unaudited)

(In millions of dollars)

	Year ended December 31, 2014			Year ended December 31, 2013
		Managed Basis			Managed Basis
	Preliminary	Adjustments	Managed Basis	GAAP	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$987	$-	$987	$979	$-	$979
Industrial Engineered Products	800	-	800	803	-	803
Chemtura Agrosolutions	381	-	381	449	-	449
Agrochemical Manufacturing	22	(6)	16	-	-	-
Total net sales	$2,190	$(6)	$2,184	$2,231	$-	$2,231

OPERATING INCOME

Industrial Performance Products	$106	$4	$110	$109	$2	$111
Industrial Engineered Products	16	2	18	55	-	55
Chemtura Agrosolutions	80	-	80	88	-	88
Agrochemical Manufacturing	6	(6)	-	-	-	-
Segment operating income	208	-	208	252	2	254

General corporate expense, including amortization (1)	(72)	(4)	(76)	(112)	20	(92)
Facility closures, severance and related costs	(25)	25	-	(42)	42	-
Gain on sale of business (2)	-	-	-	-	-	-
Total operating income	$111	$21	$132	$98	$64	$162

Managed Basis Adjustments consist of the following:
Agrochemical Manufacturing supply agreements		$(6)			$-
Environmental reserves		-			21
UK pension benefit matter		(4)			(2)
Other non-recurring charges		2			2
Accelerated depreciation of property, plant and equipment		4			1
Facility closures, severance and related costs		25			42
		$21			$64

DEPRECIATION AND AMORTIZATION
Industrial Performance Products	$34	$(4)	$30	$28	$-	$28
Industrial Engineered Products	44	-	44	43	-	43
Chemtura Agrosolutions	8	-	8	12	-	12
Agrochemical Manufacturing	-	-	-	-	-	-
General corporate expense	16	-	16	18	(1)	17
Total depreciation and amortization	$102	$(4)	$98	$101	$(1)	$100

NON-CASH STOCK-BASED COMPENSATION EXPENSE
Industrial Performance Products			$1			$1
Industrial Engineered Products			1			1
Chemtura Agrosolutions			1			1
General corporate expense			11			10
Total non-cash stock-based compensation expense			$14			$13

Adjusted EBITDA by Segment:
Industrial Performance Products			$141			$140
Industrial Engineered Products			63			99
Chemtura Agrosolutions			89			101
Agrochemical Manufacturing			-			-
General corporate expense			(49)			(65)
Adjusted EBITDA			$244			$275

(1)	Excludes a pension settlement charge which will be included in our final actual results.
(2)	Excludes the gain on the sale of our Chemtura AgroSolutions business which will be included in our final results.

Table 3

CHEMTURA CORPORATION

GAAP, Managed Basis and Managed Basis Adjusted for CAS Segment Net Sales and Operating Income (Unaudited)

(In millions of dollars)

	Quarter ended December 31, 2013
		Managed			Managed
		Basis	Managed	CAS	Basis Adjusted
	GAAP	Adjustments	Basis	Adjustments	for CAS

NET SALES
Industrial Performance Products	$242	$-	$242	$-	$242
Industrial Engineered Products	195	-	195	-	195
Chemtura AgroSolutions	107	-	107	(107)	-
Total net sales	$544	$-	$544	$(107)	$437

OPERATING INCOME

Industrial Performance Products	$25	$-	$25	$-	$25
Industrial Engineered Products	21	-	21	-	21
Chemtura AgroSolutions	19	-	19	(19)	-
Segment operating income	65	-	65	(19)	46

General corporate expense, including amortization	(27)	-	(27)	5 (1)	(22)
Facility closures, severance and related costs	(14)	14	-	-	-
Total operating income	$24	$14	$38	$(14)	$24

Managed Basis Adjustments consist of the following:
Facility closures, severance and related costs		$14
		$14

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$8	$-	$8	$-	$8
Industrial Engineered Products	10	-	10	-	10
Chemtura AgroSolutions	3	-	3	(3)	-
General corporate expense	4	-	4	-	4
Total depreciation and amortization	$25	$-	$25	$(3)	$22

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-	$-	$-
Industrial Engineered Products			-	-	-
Chemtura AgroSolutions			-	-	-
General corporate expense			2	-	2
Total non-cash stock-based compensation expense			$2	$-	$2

Adjusted EBITDA by Segment:

Industrial Performance Products			$33	$-	$33
Industrial Engineered Products			31	-	31
Chemtura AgroSolutions			22	(22)	-
General corporate expense			(21)	5 (1)	(16)
Adjusted EBITDA			$65	$(17)	$48

Notes:

(1)	Represents expenses incurred in the process to sell the Chemtura AgroSolutions business.

Table 4

CHEMTURA CORPORATION

GAAP, Managed Basis and Managed Basis Adjusted for CAS Segment Net Sales and Operating Income (Unaudited)

(In millions of dollars)

	Quarter ended March 31, 2014
		Managed			Managed
		Basis	Managed	CAS	Basis Adjusted
	GAAP	Adjustments	Basis	Adjustments	for CAS

NET SALES
Industrial Performance Products	$247	$-	$247	$-	$247
Industrial Engineered Products	208	-	208	-	208
Chemtura AgroSolutions	101	-	101	(101)	-
Total net sales	$556	$-	$556	$(101)	$455

OPERATING INCOME

Industrial Performance Products	$27	$3	$30	$-	$30
Industrial Engineered Products	(4)	1	(3)	-	(3)
Chemtura AgroSolutions	22	-	22	(22)	-
Segment operating income	45	4	49	(22)	27

General corporate expense, including amortization	(21)	-	(21)	4 (1)	(17)
Facility closures, severance and related costs	(2)	2	-	-	-
Total operating income	$22	$6	$28	$(18)	$10

Managed Basis Adjustments consist of the following:
Other non-recurring charges		$1
Accelerated depreciation of property, plant and equipment		3
Facility closures, severance and related costs		2
		$6

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$11	$(3)	$8	$-	$8
Industrial Engineered Products	10	-	10	-	10
Chemtura AgroSolutions	3	-	3	(3)	-
General corporate expense	4	-	4	-	4
Total depreciation and amortization	$28	$(3)	$25	$(3)	$22

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-	$-	$-
Industrial Engineered Products			-	-	-
Chemtura AgroSolutions			-	-	-
General corporate expense			4	-	4
Total non-cash stock-based compensation expense			$4	$-	$4

Adjusted EBITDA by Segment:

Industrial Performance Products			$38	$-	$38
Industrial Engineered Products			7	-	7
Chemtura AgroSolutions			25	(25)	-
General corporate expense			(13)	4 (1)	(9)
Adjusted EBITDA			$57	$(21)	$36

Notes:

(1)	Represents expenses incurred in the process to sell the Chemtura AgroSolutions business.

Table 5

CHEMTURA CORPORATION

GAAP, Managed Basis and Managed Basis Adjusted for CAS Segment Net Sales and Operating Income (Unaudited)

(In millions of dollars)

	Quarter ended June 30, 2014
		Managed			Managed
		Basis	Managed	CAS	Basis Adjusted
	GAAP	Adjustments	Basis	Adjustments	for CAS

NET SALES
Industrial Performance Products	$259	$-	$259	$-	$259
Industrial Engineered Products	210	-	210	-	210
Chemtura AgroSolutions	140	-	140	(140)	-
Total net sales	$609	$-	$609	$(140)	$469

OPERATING INCOME

Industrial Performance Products	$26	$1	$27	$-	$27
Industrial Engineered Products	16	-	16	-	16
Chemtura AgroSolutions	36	-	36	(36)	-
Segment operating income	78	1	79	(36)	43

General corporate expense, including amortization	(22)	-	(22)	7 (1)	(15)
Facility closures, severance and related costs	(4)	4	-	-	-
Total operating income	$52	$5	$57	$(29)	$28

Managed Basis Adjustments consist of the following:
Accelerated depreciation of property, plant and equipment		$1
Facility closures, severance and related costs		4
		$5

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$8	$(1)	$7	$-	$7
Industrial Engineered Products	11	-	11	-	11
Chemtura AgroSolutions	2	-	2	(2)	-
General corporate expense	4	-	4	-	4
Total depreciation and amortization	$25	$(1)	$24	$(2)	$22

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1	$-	$1
Industrial Engineered Products			1	-	1
Chemtura AgroSolutions			-	-	-
General corporate expense			1	-	1
Total non-cash stock-based compensation expense			$3	$-	$3

Adjusted EBITDA by Segment:

Industrial Performance Products			$35	$-	$35
Industrial Engineered Products			28	-	28
Chemtura AgroSolutions			38	(38)	-
General corporate expense			(17)	7 (1)	(10)
Adjusted EBITDA			$84	$(31)	$53

Notes:

(1)	Represents expenses incurred in the process to sell the Chemtura AgroSolutions business.

Table 6

CHEMTURA CORPORATION

GAAP, Managed Basis and Managed Basis Adjusted for CAS Segment Net Sales and Operating Income (Unaudited)

(In millions of dollars)

	Quarter ended September 30, 2014
		Managed			Managed
		Basis	Managed	CAS	Basis Adjusted
	GAAP	Adjustments	Basis	Adjustments	for CAS

NET SALES
Industrial Performance Products	$247	$-	$247	$-	$247
Industrial Engineered Products	198	-	198	-	198
Chemtura AgroSolutions	113	-	113	(113)	-
Total net sales	$558	$-	$558	$(113)	$445

OPERATING INCOME

Industrial Performance Products	$28	$-	$28	$-	$28
Industrial Engineered Products	5	1	6	-	6
Chemtura AgroSolutions	20	-	20	(20)	-
Segment operating income	53	1	54	(20)	34

General corporate expense, including amortization	(18)	(4)	(22)	7 (1)	(15)
Total operating income	$35	$(3)	$32	$(13)	$19

Managed Basis Adjustments consist of the following:
UK benefit matter		$(4)
Other non-recurring charges		1
		$(3)

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$7	$-	$7	$-	$7
Industrial Engineered Products	11	-	11	-	11
Chemtura AgroSolutions	2	-	2	(2)	-
General corporate expense	4	-	4	-	4
Total depreciation and amortization	$24	$-	$24	$(2)	$22

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-	$-	$-
Industrial Engineered Products			-	-	-
Chemtura AgroSolutions			1	(1)	-
General corporate expense			2	-	2
Total non-cash stock-based compensation expense			$3	$(1)	$2

Adjusted EBITDA by Segment:

Industrial Performance Products			$35	$-	$35
Industrial Engineered Products			17	-	17
Chemtura AgroSolutions			23	(23)	-
General corporate expense			(16)	7 (1)	(9)
Adjusted EBITDA			$59	$(16)	$43

Notes:

(1)	Represents expenses incurred in the process to sell the Chemtura AgroSolutions business.

Table 7

CHEMTURA CORPORATION

Preliminary, Managed Basis and Managed Basis Adjusted for CAS Segment Net Sales and Operating Income (Unaudited)

(In millions of dollars)

	Quarter ended December 31, 2014
		Managed				Managed
		Basis	Managed	CAS		Basis Adjusted
	Preliminary	Adjustments	Basis	Adjustments		for CAS

NET SALES
Industrial Performance Products	$234	$-	$234	$-		$234
Industrial Engineered Products	184	-	184	-		184
Chemtura AgroSolutions	27	-	27	(27)		-
Agrochemical Manufacturing	22	(6)	16	(16	)(1)	-
Total net sales	$467	$(6)	$461	$(43)		$418

OPERATING INCOME

Industrial Performance Products	$25	$-	$25	$-		$25
Industrial Engineered Products	(1)	-	(1)	-		(1)
Chemtura AgroSolutions	2	-	2	(2)		-
Agrochemical Manufacturing	6	(6)	-	-	(1)	-
Segment operating income	32	(6)	26	(2)		24

General corporate expense, including amortization (2)	(11)	-	(11)	-		(11)
Facility closures, severance and related costs	(19)	19	-	-		-
Gain on sale of business (3)	-	-	-	-		-
Total operating income	$2	$13	$15	$(2)		$13

Managed Basis Adjustments consist of the following:
Agrochemical Manufacturing supply agreements		$(6)
Facility closures, severance and related costs		19
		$13

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$8	$-	$8	$-		$8
Industrial Engineered Products	12	-	12	-		12
Chemtura AgroSolutions	1	-	1	(1)		-
Agrochemical Manufacturing	-	-	-	-		-
General corporate expense	4	-	4	-		4
Total depreciation and amortization	$25	$-	$25	$(1)		$24

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-	$-		$-
Industrial Engineered Products			-	-		-
Chemtura AgroSolutions			-	-		-
General corporate expense			4	-		4
Total non-cash stock-based compensation expense			$4	$-		$4

Adjusted EBITDA by Segment:

Industrial Performance Products			$33	$-		$33
Industrial Engineered Products			11	-		11
Chemtura AgroSolutions			3	(3)		-
Agrochemical Manufacturing			-	-		-
General corporate expense			(3)	-		(3)
Adjusted EBITDA			$44	$(3)		$41

Notes:

(1)	Represents the effect of the continuing product supply agreements with Platform Specialty Products.
(2)	Excludes a pension settlement charge which will be included in our final actual results.
(3)	Excludes the gain on the sale of our Chemtura AgroSolutions business which will be included in our final actual results.

Table 8

CHEMTURA CORPORATION

Preliminary, Managed Basis and Managed Basis Adjusted for CAS Segment Net Sales and Operating Income (Unaudited)

(In millions of dollars)

	Year ended December 31, 2014
		Managed				Managed
		Basis	Managed	CAS		Basis Adjusted
	Preliminary	Adjustments	Basis	Adjustments		for CAS

NET SALES
Industrial Performance Products	$987	$-	$987	$-		$987
Industrial Engineered Products	800	-	800	-		800
Chemtura AgroSolutions	381	-	381	(381)		-
Agrochemical Manufacturing	22	(6)	16	(16	)(1)	-
Total net sales	$2,190	$(6)	$2,184	$(397)		$1,787

OPERATING INCOME

Industrial Performance Products	$106	$4	$110	$-		$110
Industrial Engineered Products	16	2	18	-		18
Chemtura AgroSolutions	80	-	80	(80)		-
Agrochemical Manufacturing	6	(6)	-	-	(1)	-
Segment operating income	208	-	208	(80)		128

General corporate expense, including amortization (3)	(72)	(4)	(76)	18	(2)	(58)
Facility closures, severance and related costs	(25)	25	-	-		-
Gain on sale of business (4)	-	-	-	-		-
Total operating income	$111	$21	$132	$(62)		$70

Managed Basis Adjustments consist of the following:
Agrochemical Manufacturing supply agreements		$(6)
UK pension benefit matter		(4)
Other non-recurring charges		2
Accelerated depreciation of property, plant and equipment		4
Facility closures, severance and related costs		25
Gain on sale of business		-
		$21

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$34	$(4)	$30	$-		$30
Industrial Engineered Products	44	-	44	-		44
Chemtura AgroSolutions	8	-	8	(8)		-
Agrochemical Manufacturing	-	-	-	-		-
General corporate expense	16	-	16	-		16
Total depreciation and amortization	$102	$(4)	$98	$(8)		$90

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1	$-		$1
Industrial Engineered Products			1	-		1
Chemtura AgroSolutions			1	(1)		-
General corporate expense			11	-		11
Total non-cash stock-based compensation expense			$14	$(1)		$13

Adjusted EBITDA by Segment:

Industrial Performance Products			$141	$-		$141
Industrial Engineered Products			63	-		63
Chemtura AgroSolutions			89	(89)		-
Agrochemical Manufacturing			-	-		-
General corporate expense			(49)	18	(2)	(31)
Adjusted EBITDA			$244	$(71)		$173

Notes:

(1)	Represents the effect of the continuing product supply agreements with Platform Specialty Products.
(2)	Represents expenses incurred in the process to sell the Chemtura AgroSolutions business.
(3)	Excludes a pension settlement charge which will be included in our final actual results.
(4)	Excludes the gain on the sale of our Chemtura AgroSolutions business which will be included in our final actual results.

Table 9

CHEMTURA CORPORATION

GAAP, Managed Basis and Managed Basis Adjusted for CAS Segment Net Sales and Operating Income (Unaudited)

(In millions of dollars)

	Year ended December 31, 2013
		Managed				Managed
		Basis	Managed	CAS		Basis Adjusted
	GAAP	Adjustments	Basis	Adjustments		for CAS

NET SALES
Industrial Performance Products	$979	$-	$979	$-		$979
Industrial Engineered Products	803	-	803	-		803
Chemtura AgroSolutions	449	-	449	(449)		-
Total net sales	$2,231	$-	$2,231	$(449)		$1,782

OPERATING INCOME

Industrial Performance Products	$109	$2	$111	$-		$111
Industrial Engineered Products	55	-	55	-		55
Chemtura AgroSolutions	88	-	88	(88)		-
Segment operating income	252	2	254	(88)		166

General corporate expense, including amortization	(112)	20	(92)	8	(1) & (2)	(84)
Facility closures, severance and related costs	(42)	42	-	-		-
Total operating income	$98	$64	$162	$(80)		$82

Managed Basis Adjustments consist of the following:
Environmental reserves		$21
UK pension benefit matter		(2)
Other non-recurring charges		2
Accelerated depreciation of property, plant and equipment		1
Facility closures, severance and related costs		42
		$64

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$28	$-	$28	$-		$28
Industrial Engineered Products	43	-	43	-		43
Chemtura AgroSolutions	12	-	12	(12)		-
General corporate expense	18	(1)	17	(2	)(1)	15
Total depreciation and amortization	$101	$(1)	$100	$(14)		$86

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1	$-		$1
Industrial Engineered Products			1	-		1
Chemtura AgroSolutions			1	(1)		-
General corporate expense			10	-		10
Total non-cash stock-based compensation expense			$13	$(1)		$12

Adjusted EBITDA by Segment:

Industrial Performance Products			$140	$-		$140
Industrial Engineered Products			99	-		99
Chemtura AgroSolutions			101	(101)		-
General corporate expense			(65)	6	(2)	(59)
Adjusted EBITDA			$275	$(95)		$180

Notes:

(1)	Represents amortization expense related to the Chemtura AgroSolutions business.
(2)	Represents expenses incurred in the process to sell the Chemtura AgroSolutions business.

Table 10

CHEMTURA CORPORATION

GAAP, Managed Basis and Managed Basis Adjusted for CAS Segment Net Sales and Operating Income (Unaudited)

(In millions of dollars)

	Year ended December 31, 2012
		Managed				Managed
		Basis	Managed	CAS		Basis Adjusted
	GAAP	Adjustments	Basis	Adjustments		for CAS

NET SALES
Industrial Performance Products	$891	$-	$891	$-		$891
Industrial Engineered Products	896	-	896	-		896
Chemtura AgroSolutions	409	-	409	(409)		-
Total net sales	$2,196	$-	$2,196	$(409)		$1,787

OPERATING INCOME

Industrial Performance Products	$102	$-	$102	$-		$102
Industrial Engineered Products	140	-	140	-		140
Chemtura AgroSolutions	65	-	65	(65)		-
Segment operating income	307	-	307	(65)		242

General corporate expense, including amortization	(117)	1	(116)	2	(1)	(114)
Facility closures, severance and related costs	(11)	11	-	-		-
Total operating income	$179	$12	$191	$(63)		$128

Managed Basis Adjustments consist of the following:
Other non-recurring charges		$1
Facility closures, severance and related costs		11
		$12

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$25	$-	$25	$-		$25
Industrial Engineered Products	43	-	43	-		43
Chemtura AgroSolutions	13	-	13	(13)		-
General corporate expense	19	-	19	(2	)(1)	17
Total depreciation and amortization	$100	$-	$100	$(15)		$85

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$2	$-		$2
Industrial Engineered Products			2	-		2
Chemtura AgroSolutions			1	(1)		-
General corporate expense			17	-		17
Total non-cash stock-based compensation expense			$22	$(1)		$21

Adjusted EBITDA by Segment:

Industrial Performance Products			$129	$-		$129
Industrial Engineered Products			185	-		185
Chemtura AgroSolutions			79	(79)		-
General corporate expense			(80)	-		(80)
Adjusted EBITDA			$313	$(79)		$234

Notes:

(1)	Represents amortization expense related to the Chemtura AgroSolutions business.